Source: *Sezzle*

June 07, 2024 07:02 ET

Sezzle Announces Resignation of Paul Purcell from its Board of Directors and Postpones Annual Meeting of Stockholders

Minneapolis, MN, June 07, 2024 (GLOBE NEWSWIRE) -- **Sezzle Inc. (NASDAQ:SEZL)** (**Sezzle** or **Company**) // Sezzle today announced that Paul Purcell resigned from its Board of Directors on June 6, 2024, and declined to stand for reelection at the 2024 Annual Meeting of Stockholders. Mr. Purcell served on Sezzle's Board for 5 years (since April 2019) and was most recently a member of the Company's Audit and Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

"On behalf of our Board and Sezzle's management team, we thank Paul for his service and longstanding commitment to the Company," stated Charlie Youakim, Sezzle Chairman and CEO. *"We greatly appreciate the leadership, insight, and expertise that Paul has provided over the past 5 years, as Sezzle has grown during his tenure from being a private company to becoming a publicly listed company on the NASDAQ."*

Mr. Purcell leaves Sezzle's Board of Directors to focus on his increasing professional commitments. He currently serves as Chief Investment Officer of Jupiter Management and is on the board of directors of AeroPay, GigWage, Prizeout, Winstyr, CarHop, LayUp, and What's Next Media. The Board of Directors and the Company's management team would like to thank Mr. Purcell for his valuable contributions to Sezzle and wish him well with his future endeavors.

Mr. Purcell commented, "*I am grateful for the opportunity to work with Charlie and serve the shareholders of Sezzle. I especially want to thank my fellow non-executive directors Paul Lahiff, Mike Cutter, Karen Webster, and Kathleen Pierce-Gilmore. Sezzle has provided me with incredible professional opportunities and excellent returns for Continental. It is now time for me to go find our next founder and our next Sezzle. To all the Sezzlers I have worked with over the years thanks, I will miss you.*"

In light of Mr. Purcell's resignation and decision to not run for reelection at the Company's 2024 Annual Meeting of Stockholders (the "AGM"), the Company announced today that it is rescheduling the AGM, which was scheduled for June 13, 2024. The date of the rescheduled AGM, and any new record date for determining the Sezzle stockholders entitled to vote at the AGM, will be determined in the near future, and will be included in supplemental proxy materials to be filed with the SEC and distributed to stockholders in advance of the rescheduled AGM.

Contact Information

Lee Brading, CFA	**Erin Foran**
Investor Relations	Media Enquiries
+1 651 240 6001	+1 651 403 2184
InvestorRelations@sezzle.com	erin.foran@sezzle.com

About Sezzle Inc.

Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle's payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle's transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom.

For more information visit sezzle.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events.

Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; a change in our intention to become listed on the Nasdaq Capital Market; impact of a reverse stock split on the value of our common stock; impact of macro-economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to meet additional capital requirements; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Important Additional Information Has Been Filed With the SEC

Sezzle has filed with the SEC a proxy statement in connection with the AGM. The proxy statement contains important information about Sezzle and the AGM. The Company's stockholders and other interested persons are advised to read the proxy statement and, when available, any proxy supplements and amendments thereto, and any other documents filed in connection with the proposals to be considered at the AGM. These materials will contain important information about the Company and the proposals to be considered at the AGM. The Company's stockholders will also be able to obtain copies of these documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to the Company's corporate secretary at 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402.

Participants in the Solicitation

Sezzle, its directors and executive officers may be deemed to be participants in the proxy solicitation with respect to the proposals to be considered at the AGM. Information regarding Sezzle's directors and executive officers and their ownership of Sezzle shares is contained in Sezzle's

Annual Report on Form 10-K for the year ended December 31, 2023 and its proxy statement for the AGM �led with the SEC on April 23, 2024, and is supplemented by other public �lings made, and to be made, with the SEC. Sezzle’s directors and executive of�cers bene�cially own approximately 57.65% of Sezzle’s common stock. Investors and stockholders may obtain additional information regarding the direct and indirect interests of Sezzle and its directors and executive of�cers with respect to the proposals to be considered at the AGM by reading the proxy statement and other �lings referred to above.